INDUSTRIAL AEROSPACE & DEFENSE Third Quarter 2020 Investor Review November 5, 2020

Safe Harbor This presentation contains certain statements that are “forward-looking statements” as that term is defined under the Private Securities Litigation Reform Act of 1995 (the “Act”). The words “may,” “hope,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “potential,” “continue,” and other expressions, which are predictions of or indicate future events and trends and which do not relate to historical matters, identify forward-looking statements, although not all forward-looking statements are accompanied by such words. We believe that it is important to communicate our future expectations to our stockholders, and we, therefore, make forward-looking statements in reliance upon the safe harbor provisions of the Act. However, there may be events in the future that we are not able to accurately predict or control and our actual results may differ materially from the expectations we describe in our forward-looking statements. Forward-looking statements, including statements about outlook for the fourth quarter, the expected and potential direct or indirect impacts of the COVID-19 pandemic on our business, the realization of cost reductions from restructuring activities and expected synergies, the number of new product launches and future cash flows from operating activities, involve known and unknown risks, uncertainties and other factors, which may cause our actual results, performance or achievements to differ materially from anticipated future results, performance or achievements expressed or implied by such forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to: the duration and severity of the COVID-19 pandemic and its impact on the global economy; changes in the price of and demand for oil and gas in both domestic and international markets; any adverse changes in governmental policies; variability of raw material and component pricing; changes in our suppliers’ performance; fluctuations in foreign currency exchange rates; changes in tariffs or other taxes related to doing business internationally; our ability to hire and retain key personnel; our ability to operate our manufacturing facilities at efficient levels including our ability to prevent cost overruns and reduce costs; our ability to generate increased cash by reducing our working capital; our prevention of the accumulation of excess inventory; our ability to successfully implement our divestiture; restructuring or simplification strategies; fluctuations in interest rates; our ability to successfully defend product liability actions; as well as the uncertainty associated with the current worldwide economic conditions and the continuing impact on economic and financial conditions in the United States and around the world, including as a result of COVID-19, natural disasters, terrorist attacks and other similar matters. We advise you to read further about these and other risk factors set forth in Part II, Item 1A of this Quarterly Report on Form 10-Q and Part I, Item 1A, “Risk Factors” of our Annual Report on Form 10-K for the year ended December 31, 2019, which is filed with the Securities and Exchange Commission ("SEC") and is available on the SEC's website at www.sec.gov. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. See page 12 for information on the use of non-GAAP financial measures. 2

Q3 2020 Summary Strong Quarter Despite Unprecedented Macro Challenges Resilient business portfolio continues to deliver • End market and product diversification mitigating impact of weaker economic environment • Regional diversity in Industrial end markets serving as a natural hedge • Robustness in Defense offsetting pressure from Commercial Aerospace • Mission critical product portfolio ensuring price increases despite market downturn Strong Operational Execution • Continued focus on productivity and cost resulting in decrementals of 19% • $45 million of structural and temporary cost actions for 2020 on plan • Aerospace and Defense margin expansion +360bps driven by productivity and price • CIRCOR Operating System delivering improved operating performance across most metrics Positioning CIRCOR to take advantage of market recovery • New product introductions remain on plan with 45 launches expected in 2020,13 in Q3 • Close collaboration with suppliers and customers to ensure available capacity as demand recovers • Continued focus on deleveraging and liquidity 3

Q3 2020 Highlights ($ millions) Orders ‐22 3 ‐38 ‐10% 2% 223 ‐19% 201 167 Q3 2019 Divestitures Q3 2019  FX  Organic Q3 2020 Reported Continuing Ops* Reported Revenue ‐21 3 ‐33 ‐9% 2% ‐15% 237 216 187 Q3 2019 Divestitures Q3 2019  FX  Organic Q3 2020 Reported Continuing Ops* Reported Adjusted Operating Income ‐3 0 ‐6 ‐10% 2% ‐26% 26 23 17 10.6% 10.8% 5.9% 8.5% 9.3% Q3 2019 Divestitures Q3 2019  FX  Organic Q3 2020 Reported Continuing Ops* Reported * Continuing Ops figures exclude the impact of businesses divested prior to the end of Q3 2020 which are Spence/Nicholson and Instrumentation & Sampling. 4 Numbers may not add due to rounding.

Industrial Segment Highlights ($ millions) Orders Comments on Organic YOY Results ‐22 2 ‐32 Q3 2020 Orders ‐14% 2% ‐23% • Industrial markets remain soft due to COVID-19 159 137 107 • Sequential improvement in Aftermarket while capital projects remain depressed Q3 2019 Divestitures Q3 2019  FX  Organic Q3 2020 • Slight sequential recovery witnessed in Germany and Asia Reported Continuing Ops* Reported Revenue Q3 2020 Revenue ‐21 3 ‐27 • Industrial markets remain soft due to COVID-19 ‐12% 2% 169 149 ‐18% • Customer maintenance delays and lower asset utilization 124 • Strength in Power Generation and Defense Q3 2019 Divestitures Q3 2019  FX  Organic Q3 2020 Reported Continuing Ops* Reported Adjusted Operating Income Q3 2020 Segment Operating Income & Margin ‐3 0 ‐9 ‐13% 2% • AOI decline driven by lower volume and impact of COVID-19 production disruption, partially offset by cost 21 19 ‐49% 10 actions and price 12.6% 12.5% 7.9% • Revenue drop through to earnings of 36% Q3 2019 Divestitures Q3 2019  FX  Organic Q3 2020 Reported Continuing Ops* Reported * Continuing Ops figures exclude the impact of businesses divested prior to the end of Q3 2020. 5 Numbers may not add due to rounding.

Aerospace & Defense Segment Highlights ($ millions) Orders Comments on Organic YOY Results Q3 2020 Orders 1 ‐6 • Orders decline driven by impact of COVID-19 on 1% ‐9% commercial aerospace and timing of large project 64 59 orders in Defense Q3 2019  FX  Organic Q3 2020 Reported Reported Revenue Q3 2020 Revenue 1 ‐6 • Decline driven by COVID-19 impact on commercial 1% ‐9% aerospace and ongoing delay of 737MAX partially offset by strong Defense shipments (JSF, Virginia 68 62 Class Sub, Block V) Q3 2019  FX  Organic Q3 2020 Reported Reported Adjusted Operating Income Q3 2020 Segment Operating Income & Margin • Margin expansion of 360 bps despite lower volume, 0 1 driven by price, productivity and cost actions 1% 8% 14 15 20.1% 23.7% Q3 2019  FX  Organic Q3 2020 Reported Reported 6 Numbers may not add due to rounding.

# Q3 P&L Selected Items

CIRCOR

($ millions, except EPS)

| | Q3 2020 | | | Q3 2019 | | | |
|---|---|---|---|---|---|---|---|
| | GAAP | Special | Adjusted | GAAP | Special | Adjusted | Adj Ex Div* |
| **Sales** | **187** | **-** | **187** | **237** | **-** | **237** | **216** |
| **Operating (loss) income** | **4** | **13** | **17** | **(9)** | **35** | **26** | **23** |
| Interest expense | 8 | - | 8 | 12 | - | 12 | |
| Other income | 1 | - | 1 | (1) | - | (1) | |
| Pre-tax | (5) | 13 | 8 | (20) | 35 | 15 | |
| Tax benefit (provision) | (54) | 53 | (1) | (8) | 6 | (2) | |
| **Net income (loss) from continuing operations** | **(59)** | **66** | **7** | **(28)** | **40** | **13** | |
| **Net (loss) income from discontinued operations** | **0** | **(0)** | **-** | **(85)** | **85** | **-** | |
| **Net (loss) income** | **(59)** | **66** | **7** | **(112)** | **125** | **13** | |
| **EPS - continuing operations** | **$ (2.94)** | | **$ 0.36** | **$ (1.39)** | | **$ 0.63** | |
| **EPS - net loss (income)** | **$ (2.93)** | | **$ 0.36** | **$ (5.64)** | | **$ 0.63** | |

**Restructuring & Special Charges (excluded from AOI)**

| | Q3 2020 | Q3 2019 |
|---|---|---|
| **Special charges in cost of goods sold** | | |
| Acquisition-related depreciation & amortization | 4.7 | 5.3 |
| Restructuring | 0.4 | (1.1) |
| **- subtotal** | **5.1** | **4.1** |
| **Special charges in SG&A** | | |
| Acquisition-related depreciation & amortization | 6.9 | 7.0 |
| Professional fees and other costs related to re-structuring and cost reductions | 0.8 | 8.0 |
| Professional fees relating to tender | - | 4.0 |
| Other business sales | - | 11.6 |
| Other special / restructuring charges | 0.1 | (0.1) |
| **- subtotal** | **7.8** | **30.5** |
| **Total** | **12.9** | **34.7** |

*Adjusted: Reflects non-GAAP measures, see CIRCOR Q3 2020 earnings press release for definitions and a reconciliation to GAAP.
*Adj Ex Div: Adjusted P&L items excluding the impact of businesses divested prior to the end of Q3 2020 which are Spence/ Nicholson and Instrumentation & Sampling.
EPS: Earnings (Loss) Per Share or Diluted Earnings Per Share
Numbers may not add due to rounding.

7

Cash Flow and Debt Position ($ millions) Q3 2020 Q3 2019 Cash Flow from Operations 2 9 Capital Expenditures, net (2) 1 Free Cash Flow 0 10 30-Sep-20 30-Sep-19 Total Debt 540 659 Cash and Cash Equivalents 73 69 Net Debt 468 590 $122 million Net Debt Reduction 8

Industrial Outlook Share of YoY Outlook Comments Primary End Market 2019 Revenue Q4 2020 Q4 vs Prior Q3 Outlook (5%) – (15%) Improved versus prior outlook as refiners move selected projects Downstream 14% forward (2%) – (8%) Improved outlook but with OEM CapEx reduction and delays Machinery Manufacturing 9% continuing Commercial Marine 8% (20%) – (35%) Consistent outlook: Q2-Q3 record low new orders & shipbuilding (1%) – (5%) Consumer demand slowly improving driving demand for Plastics, Chemical Processing 7% Fiber, Textiles, etc. Power Generation 4% (1%) – (5%) Improved outlook sequentially (global) Midstream O&G 4% (10%) – (30%) (2%) – (15%) Slightly improved but CapEx push outs and project delays across Building & Construction 4% end markets still ongoing Wastewater 2% (1%) – (5%) Other End Markets 14% (2%) – (8%) Slight sequential improvement in customer activity Slightly improved outlook sequentially (5%) – (15%) • Cruise ship and OSV utilization remain low Aftermarket 32% • Customer facility utilization low • Continued Refinery maintenance delays where possible Price 1% 1% 2019 carry over and surgical pricing Total Industrial 100% (5%) – (15%) Sequential Change from Q3: flat to +10% 9 Numbers may not add due to rounding.

# A&D Outlook - Defense

CIRCOR

| Primary End Market | Share of 2019 Revenue | YoY Outlook Q4 2020 | Comments Q4 vs Prior Q3 Outlook |
|---|---|---|---|
| **TOP PROGRAM**<br>Joint Strike Fighter (JSF)<br>Virgina Class Sub<br>DDG 51<br>Columbia Class Sub<br>CVN Carrier<br>Dreadnought Class Sub | 28% | 30% – 35% | Improvement vs prior outlook with growth driven by JSF, Virginia Class, and Dreadnought Class Submarines |
| **OTHER OEM**<br>Drone<br>Missile<br>Helicopter<br>Submarine<br>Multi-Mission Aircraft<br>Other | 17% | 20% – 25% | Improvement from prior outlook driven by the strong defense orders in Q2 for missile programs (Hellfire, GMLRS, SM3) and Predator |
| Aftermarket | 24% | 0% – (5%) | Deterioration vs. prior outlook driven by reduced US defense spares |
| Price | 2% | 4% | Consistent with prior outlook |
| **Total Defense** | **68%** | **15% – 20%** | |

Sequential Change from Q3: +20% to +25%

Note: Analysis excludes "other" revenue in Aerospace & Defense that totals ~$40M per year.

10

# A&D Outlook - Commercial

CIRCOR

| Primary End Market | Share of 2019 Revenue | YoY Outlook Q4 2020 | Comments Q4 vs Prior Q3 Outlook |
|---|---|---|---|
| **BOEING / AIRBUS**<br>B737<br>A350<br>A320<br>A220<br>A330<br>B767 | 14% | (55%) – (60%) | Additional deterioration from prior outlook driven by both single aisle and twin aisle build rates |
| **OTHER OEM**<br>Bus Jet<br>Civil Helicopter<br>Civil Transport<br>Regional Jet<br>Space<br>Other | 14% | (15%) – (20%) | Slight improvement due to timing of deliveries to Q4 |
| Aftermarket | 3% | (50%) – (55%) | Consistent with prior outlook |
| Price | 3% | 4% | Consistent with prior outlook |
| **Total Commercial** | **32%** | **(40%) – (45%)** | |

Sequential Change from Q3:
+15% to +25%

Note: Analysis excludes "other" revenue in Aerospace & Defense that totals ~$40M per year.

11

Use of Non-GAAP Financial Measures Within this presentation the Company uses non-GAAP financial measures, including Adjusted operating income, Adjusted operating margin, Adjusted net income, Adjusted earnings per share (diluted), EBITDA, Adjusted EBITDA, net debt, free cash flow and organic growth (and such measures further excluding discontinued operations). These non-GAAP financial measures are used by management in our financial and operating decision making because we believe they reflect our ongoing business and facilitate period-to-period comparisons. We believe these non-GAAP financial measures provide useful information to investors and others in understanding and evaluating the Company’s current operating performance and future prospects in the same manner as management does, if they so choose. These non-GAAP financial measures also allow investors and others to compare the Company’s current financial results with the Company’s past financial results in a consistent manner. For example: • We exclude costs and tax effects associated with restructuring activities, such as reducing overhead and consolidating facilities. We believe that the costs related to these restructuring activities are not indicative of our normal operating costs. • We exclude certain acquisition-related costs, including significant transaction costs and amortization of inventory and fixed-asset step-ups and the related tax effects. We exclude these costs because we do not believe they are indicative of our normal operating costs. • We exclude the expense and tax effects associated with the non-cash amortization of acquisition-related intangible assets because a significant portion of the purchase price for acquisitions may be allocated to intangible assets that have lives up to 25 years. Exclusion of the non-cash amortization expense allows comparisons of operating results that are consistent over time for both our newly acquired and long-held businesses and with both acquisitive and non-acquisitive peer companies. • We also exclude certain gains/losses and related tax effects, which are either isolated or cannot be expected to occur again with any predictability, and that we believe are not indicative of our normal operating gains and losses. For example, we exclude gains/losses from items such as the sale of a business, significant litigation-related matters and lump-sum pension plan settlements. • We exclude the results of discontinued operations. • We exclude goodwill impairment charges. • Due to the significance of recently sold businesses and to provide a comparison of changes in our orders and revenue, we also discuss these changes on an “organic” basis. Organic is calculated assuming the divestitures completed prior to September 30, 2020 were completed on January 1, 2019 and excluding the impact of changes in foreign currency exchange rates. CIRCOR’s management uses these non-GAAP measures, in addition to GAAP financial measures, as the basis for measuring the Company’s operating performance and comparing such performance to that of prior periods and to the performance of our competitors. We use such measures when publicly providing our business outlook, assessing future earnings potential, evaluating potential acquisitions and dispositions and in our financial and operating decision- making process, including for compensation purposes. Investors should recognize that these non-GAAP measures might not be comparable to similarly titled measures of other companies. These measures should be considered in addition and not as a substitute for or superior to, any measure of performance, cash flow or liquidity prepared in accordance with accounting principles generally accepted in the United States. A reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures is available in the Company’s third-quarter 2020 news release available on its website at www.CIRCOR.com. Figures labeled “Adjusted” exclude certain charges and recoveries. A description of these charges and recoveries and a reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures is available in the Company’s third-quarter 2020 news release available on its website at www.CIRCOR.com. 12

Appendix 13

# Q3 Results

CIRCOR

| ($ millions, except EPS) | Q3 2020 GAAP | Q3 2020 Special | Q3 2020 Adjusted | Q3 2019 GAAP | Q3 2019 Special | Q3 2019 Adjusted | Adj Ex Div* |
|---|---|---|---|---|---|---|---|
| Orders | 167 | - | 167 | 223 | - | 223 | 201 |
| **Sales** | **187** | - | **187** | **237** | - | **237** | **216** |
| Gross margin | 56 | 5 | 61 | 74 | 4 | 79 | 73 |
| SG&A | 51 | (7) | 44 | 60 | (7) | 53 | 50 |
| Special & restructuring income, net | 1 | (1) | - | 24 | (24) | - | - |
| **Operating (loss) income** | **4** | **13** | **17** | **(9)** | **35** | **26** | **23** |
| Interest expense | 8 | - | 8 | 12 | - | 12 | |
| Other income | 1 | - | 1 | (1) | - | (1) | |
| Pre-tax | (5) | 13 | 8 | (20) | 35 | 15 | |
| Tax benefit (provision) | (54) | 53 | (1) | (8) | 6 | (2) | |
| **Net income (loss) from continuing operations** | **(59)** | **66** | **7** | **(28)** | **40** | **13** | |
| **Net (loss) income from discontinued operations** | **0** | **(0)** | **-** | **(85)** | **85** | **-** | |
| **Net (loss) income** | **(59)** | **66** | **7** | **(112)** | **125** | **13** | |
| **EPS - continuing operations** | **$ (2.94)** | | **$ 0.36** | **$ (1.39)** | | **$ 0.63** | |
| **EPS - net loss (income)** | **$ (2.93)** | | **$ 0.36** | **$ (5.64)** | | **$ 0.63** | |

*Adjusted: Reflects non-GAAP measures, see CIRCOR Q3 2020 earnings press release for definitions and a reconciliation to GAAP.
*Adj Ex Div: Adjusted P&L items excluding the impact of businesses divested prior to the end of Q3 2020 which are Spence/ Nicholson and Instrumentation & Sampling.
EPS: Earnings (Loss) Per Share or Diluted Earnings Per Share

Numbers may not add due to rounding.

14

18 Month Strategic Plan Update Our Strategic Priorities Status Update  Program transitions to low cost Morocco site on track, including product for A350 and A320 1 A&D: Accelerating Growth With Further Margin Expansion  Price increase in line with 2019  Launching 32 new products in 2020 vs. 25 in 2019  Delivering 2020 sourcing synergies as planned 2 Industrial: Driving Integration Synergies  Significant reduction of OPEX beyond plan levels and Investing in Growth  Launching 13 new products in 2020 vs 8 last year  Established dedicated aftermarket organization  Exit from upstream O&G complete 3 Energy: Exit  Eliminated Energy Group  Executed 4 non-core divestitures. Gross proceeds of $342M 4 Prudent Portfolio Management  Preserving growth capacity despite structural and temporary 5 Disciplined Investment in Growth cost actions  Launching a total of 45 new products in 2020 vs. 33 in 2019  Significant reduction of structural cost vs. original plan 6 Enhancing Operational Efficiency and Margin  Raising prices in line with original plan despite volume headwind 15

CIRCOR End Market Exposure CIRCOR 2019 Revenue by End Market Comments Aerospace & Defense (5%) • Completed exit from Upstream Oil & Gas with divestiture of Distributed Valves Aftermarket Industrial (22%) 27% • Large global installed base driving higher margin Aftermarket orders, mitigating broader Commercial Aerospace (8%) economic decline Aerospace & Defense Defense (14%) 27% • Key program wins and existing platform growth Other End Markets (5%) in Defense driving strong performance Downstream O&G (10%) OEM 73% • Strength in Defense offsetting pressure in Machinery Manufacturing Commercial Aerospace due to COVID-19 Commercial Marine Industrial Chemical Processing 46% Midstream O&G Power • Diversified Industrial portfolio with no end Building & Construction Wastewater market more than 6% of revenue Other End Markets Note: Revenue excludes divested businesses. 16 Numbers may not add due to rounding.